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                                                                    EXHIBIT 99.3

                                                                          Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1995-C


          Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among
First USA Bank, NA, as Transferor and Servicer ("First USA"),
First USA Bank, NA, as Transferor, and Bankers Trust Company,
as trustee (the "Trustee"), First USA, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1999,and with respect to the performance of the Trust during the month of March, 1999, is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-C Certificate
(a "Certificate").Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.
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          A)        Information Regarding Distributions to
                    the Class A Certificateholders, per
                    $1,000 original certificate principal amount.

                    (1)       The total amount of the
                    distribution to Class A
                    Certificateholders, per $1,000
                    original certificate principal amount                       $                       4.4767014

                    (2)       The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of interest on the Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                $                       4.4767014

                    (3)       The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of principal of the Class A
                    Certificates, per $1,000 original
                    certificate principal amount                                $                       0.0000000
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          B)        Class A Investor Charge Offs and
                    Reimbursement of Charge Offs

                    (1)       The amount of Class A Investor
                    Charge Offs                                                 $                       0.0000000

                    (2)       The amount of Class A Investor
                    Charge Offs set forth in paragraph 1
                    above, per $1,000 original certificate
                    principal amount                                            $                       0.0000000

                    (3)       The total amount reimbursed in
                    respect of Class A Investor Charge Offs                     $                       0.0000000

                    (4)       The amount set forth in paragraph
                    3 above, per $1,000 original
                    certificate principal amount                                $                       0.0000000

                    (5)       The amount, if any, by which the
                    outstanding principal balance of the
                    Class A Certificates exceeds the Class
                    A Invested Amount after giving effect
                    to all transactions on such Distribution Date               $                       0.0000000

          C)        Information Regarding Distributions to
                    the Class B Certificateholders, per
                    $1,000 original certificate principal amount.

                    (1)       The total amount of the
                    distribution to Class B
                    Certificatedholders, per $1,000
                    original certificate principal amount                       $                       4.5843403

                    (2)       The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of interest on the Class B
                    Certificates, per $1,000 original
                    cerificate principal amount                                 $                       4.5843403

                    (3)       The amount of the distribution
                    set forth in paragraph 1 above in
                    respect of principal on the Class B
                    Certificates, per $1,000 original
                    cerificate principal amount                                 $                       0.0000000
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          D)        Class B Investor Charge Offs and
                    Reimbursement of Charge Offs

                    (1)       The amount of Class B Investor
                    Charge Offs                                                 $                       0.0000000

                    (2)       The amount of Class B Investor
                    Charge Offs set forth in paragraph 1
                    above, per $1,000 original certificate
                    principal amount                                            $                       0.0000000

                    (3)       The total amount reimbursed in
                    respect of Class B Investor Charge Offs                     $                       0.0000000

                    (4)       The amount set forth in paragraph
                    3 above, per $1,000 original
                    certificate principal amount                                $                       0.0000000

                    (5)       The amount, if any, by which the
                    outstanding principal balance of the
                    Class B Certificates exceeds the Class
                    B Invested Amount after giving effect
                    to all transactions on such
                    Distribution Date                                           $                       0.0000000


                                                                       First USA Bank, NA,
                                                                       as Servicer


                                                                       By  /s/ Tracie  Klein
                                                                           ------------------------------
                                                                               Tracie H. Klein
                                                                               First Vice President
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